CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of Comstock Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    6/23/08                              /s/ Bruce N. Alpert
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                                  Bruce N. Alpert, Principal Executive Officer

I, Agnes Mullady, Principal Financial Officer and Treasurer of Comstock Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    6/23/08                               /s/ Agnes Mullady
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                                  Agnes Mullady, Principal Financial Officer and
                                  Treasurer